Exhibit 24.1

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Total System Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           TOTAL SYSTEM SERVICES, INC.
                                           (Registrant)


March 9, 2004                              By: /s/Philip W. Tomlinson
                                               -------------------------------
                                              Philip W. Tomlinson,
                                              Principal Executive Officer


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                       Date: March 9, 2004
-----------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                        Date: March 9, 2004
-----------------------------------------------
Richard W. Ussery,
Chairman of the Board


/s/Philip W. Tomlinson                                      Date: March 9, 2004
-----------------------------------------------
Philip W. Tomlinson,
Principal Executive Officer
and Director


/s/M. Troy Woods                                            Date: March 9, 2004
-----------------------------------------------
M. Troy Woods,
President and Director


/s/James B. Lipham                                          Date: March 9, 2004
-----------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/Richard Y. Bradley                                       Date: March 9, 2004
-----------------------------------------------
Richard Y. Bradley,
Director


/s/G. Wayne Clough                                          Date: March 9, 2004
-----------------------------------------------
G. Wayne Clough,
Director


/s/Walter W. Driver, Jr.                                    Date: March 9, 2004
-----------------------------------------------
Walter W. Driver, Jr.,
Director


/s/Gardiner W. Garrard, Jr.                                 Date: March 9, 2004
-----------------------------------------------
Gardiner W. Garrard, Jr.,
Director


                                                            Date: March _, 2004
-----------------------------------------------
Sidney E. Harris,
Director


/s/John P. Illges, III                                      Date: March 9, 2004
-----------------------------------------------
John P. Illges, III,
Director


/s/Alfred W. Jones, III                                     Date: March 9, 2004
-----------------------------------------------
Alfred W. Jones III,
Director


/s/Mason H. Lampton                                         Date: March 9, 2004
-----------------------------------------------
Mason H. Lampton,
Director


/s/H. Lynn Page                                             Date: March 9, 2004
-----------------------------------------------
H. Lynn Page,
Director


                                                            Date: March _, 2004
-----------------------------------------------
W. Walter Miller, Jr.,
Director


                                                            Date: March _, 2004
-----------------------------------------------
John T. Turner,
Director


/s/James D. Yancey                                          Date: March 9, 2004
-----------------------------------------------
James D. Yancey,
Director


                                                            Date: March _, 2004
-----------------------------------------------
Rebecca K. Yarbrough,
Director



filings/tss\con13.doc